Supplement dated June 18, 2014 to the current Prospectus

John Hancock Small Cap Equity Fund

(the “fund”)

The following information supplements the portfolio manager information in the fund summary section of the Prospectus under the heading “Portfolio management” and the portfolio manager information in the fund details section of the Prospectus under the heading “Subadvisor”:

Daniel H. Cole, CFA no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. Cole as a portfolio manager on the investment management team of the fund are removed from the Prospectuses for all share classes of the fund. Thomas L. Holman continues to serve as the portfolio manager of the fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Investment Trust II

Supplement dated June 18, 2014 to the current Statement of Additional Information

John Hancock Small Cap Equity Fund

(the “Fund”)

Daniel H. Cole, CFA no longer serves as a portfolio manager of the Fund. Accordingly, all references to Mr. Cole as a portfolio manager on the investment management team of the Fund are removed from the Statement of Additional Information. Thomas L. Holman continues to serve as the portfolio manager of the Fund.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.